UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 1, 2010

ECOLOGY COATINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-91436	26-0014658
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(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24663 Mound Road
Warren, MI  48091

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:

586-486-5308

(Former Name or Former Address, if Changed Since Last Report.)

2701 Cambridge Court, Suite 100
Auburn Hills, MI  48326

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 29, 2010, James Juliano was appointed to our Board of Directors by Equity 11, Ltd. (“Equity 11”) and JB Smith was removed from our Board by Equity 11.  Mr. Juliano has been a shareholder in Equity 11 since 2008 and currently is the sole director and president of Equity 11.  Pursuant to our Convertible Preferred Securities Agreement with Equity 11, Equity 11 has the right to appoint up to three of our directors so long as it continues to hold our convertible preferred shares.

One June 29, 2010, Rocco DelMonaco resigned his position as a member of our Board of Directors citing the time constraints of his current job.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOLOGY COATINGS, INC.

DATE:  July 1, 2010                                                              By:      /s/ Daniel V. Iannotti
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Daniel V. Iannotti
Vice President, General Counsel and
Secretary